SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                          AMENDMENT NO. 1 ON FORM 8-K/A

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                October 24, 1996

                    ________________________________________


                         THERMO INSTRUMENT SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                 1-9786              04-2925809
        (State or other          (Commission         I.R.S. Employer
        jurisdiction of          File Number)   Identification Number)

        1275 Hammerwood Avenue                                 94089
        Sunnyvale, CA                                          (Zip Code)

                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
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        Item 5.   Other Events

             On October 24, 1996, Thermo Instrument Systems Inc. (the "Company") completed the sale at par of $172.5 million principal amount of 4 1/2% senior convertible debentures due 2003 (the "Debentures"). The Debentures are convertible into shares of the Company's common stock at an initial conversion price of $43.07.

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

       (c)   Exhibits

             99   Press Release dated October 10, 1996
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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized, on this 11th day of November, 1996.


                                      THERMO INSTRUMENT SYSTEMS INC.



                                      By: /s/Jonathan W. Painter
                                           Jonathan W. Painter
                                           Treasurer